Exhibit 10.32

State of nevada Barbara K. cegavske kimberley perondi deputy secretary for commercial recordings office of the secretary of state certified copy april 30, 2018 job number: c20180430-0712 reference number: expedite: through date: the undersigned filing officer hereby certifies that the attaced copies are true and exact copies of all requested statements and related subsequent documentation filed with the secreatary of state’s office, commercial recording division listed on the attached report. Document number(s) description number of pages 20180193863-91 merge in 6 pages/1 copies respectfully barbara K. cegavske secretary of state certified by: clair Fry certificate number: c20180430-0712 commercial recording division 202 N. carson street carson city, nevada 89701-4201 telephone (775) 684-5708 Fax (775) 684-7138

Barbara k. cegavske *140105* secretary of state 202 north carson street carson city,  nevada 89701-4201 (755) 684-5708 website: www. Nvsos.gov filed in the office of barbara K. cegavske secretary of state state of nevada documber number 20180193863-91 Filing date and time 04/30/2018 8.55 am entity number C12981-1993 articles of merger (pursuant to nrs 92a.200 page1 use black ink only do not highlight above space is for office use only articles of merger (pursuant to nrs chapter 92a) 1) name and jurisdiction of organization of each constituent entity (nrs 92a.200): if there are more than four merging entities, check box and attach an 8 ½”x11” blank sheet containg the required information for each additional entity form article one. Fec investment (us) limited name of merging entity nevada corporation jurisdction entity type* name of merging entity jurisdiction entity type* and, trans world corpration name of surviving entity nevada corporation  *corporation, non-profit corporation, limited partnership, limited-liability company or business trust. Filing fee: $350.00 this form must be accompanied by appropriate fees. Nevada secretary of state 92a merger page 1 revises: 1-5-15

BARBARA K. CEGAVSKE Secretary of State 202 north carson street Carson city, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov  Articles of merger (PURSUANT TO NRS 92A.200) Page 2 USE BLACK INK ONLY – DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY 2) forwarding address where copies of process may be sent by the secretary of state of navada (if a foreign entity is the survivor in the merger – 92A.190): Attn: c/o: 3) Choose one: The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180). 4) Owner’s approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity): If there are more than four merging entities, check box and attach an 8 ½” x 11” blank sheet containing the required information for each additional entity from the appropriate section of article four. (a) Owner’s approval was not required from Name of merging entity, if applicable Name of merging entity, if applicable Name of merging entity, if applicable Name of merging entity, if applicable and, or: Name of merging entity, if applicable This form must be accompanied by appropriate fees. Nevada Secretary of State 92A Merger Page 2 Revised: 1-5-15

BARBARA K. CEGAVSKE Secretary of State 202 north carson street Carson city, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov  Articles of merger (PURSUANT TO NRS 92A.200) Page 3 USE BLACK INK ONLY – DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY  (b) The plan was approved by the required consent of the owners of*: fec investment (us) limited Name of merging entity, if applicable Name of merging entity, if applicable Name of merging entity, if applicable Name of merging entity, if applicable and, or: Trans World Corporation Name of surviving entity, if applicable * Uniess otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger. This form must be accompanied by appropriate fees. Nevada Secretary of State 92A Merger Page 3 Revised: 1-5-15

BARBARA K. CEGAVSKE Secretary of State 202 north carson street Carson city, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov  Articles of merger (PURSUANT TO NRS 92A.200) Page 4 USE BLACK INK ONLY – DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY  (c) approval of plan of merger of Nevada non-profit corporation (nrs 92A.160): The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation Name of merging entity, if applicable Name of merging entity, if applicable Name of merging entity, if applicable Name of merging entity, if applicable and, or: Name of merging entity, if applicable This form must be accompanied by appropriate fees. Nevada Secretary of State 92A Merger Page 4 Revised: 1-5-15

BARBARA K. CEGAVSKE Secretary of State 202 north carson street Carson city, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov  Articles of merger (PURSUANT TO NRS 92A.200) Page 5 USE BLACK INK ONLY – DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY  5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*: The Articles of Incorporation of Trans World Corporation, a Nevada corporation, as in effect immediately prior to the filing of these articles of merger, shall be the articles of incorporation of trans world corporation as the surviving corporation upon the execution and delivery of these articles of merger. 6) Location of plan of merger (check a or b): (a) the entire plan of merger is attached or, (b) the entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200). 7) Effective date and time of filing: (optional) must not be later than 90 days after the certificate is filed) Date 04/30/2018 Time: Immediately upon filing * Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “restated” or “amended and restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to nrs 92a.180 (merger of subsidiary into parent – naveda parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed. This form must be accompanied by appropriate fees. Nevada Secretary of State 92A Merger Page 5 Revised: 1-5-15

Barbarak. Cegavske secretary of state 202 north carson street carson city, nevada 89701-4201 (755) 684-5708 website: www.nvsos.gov articles of merger (pursuant  to nrs 92a.200) page 6 use black ink only-do not highlight above space is for office use only 8) signatures- must be signed by: an officer of each nevada corporation; all general partners of each nevada limited partnership; all general partners of each nevada limited-llabllity limited partnership; a manager of each nevada limited-llmited-llabllity company with managers or one member if there are no managers; a trustee of each nevada business trust (nrs 92a.230)* if there ar more than four merging entities, check box and attach an 8 ½” x 11” blank sheet containing the required information for each additional entity from article eitht.  Fec investment (us) limited name of merging entity signature president title 04/30/2018 date name of merging entity signature tile date trans world corporation name of surviving entity ceo and president * the articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (nrs 92A.230). additional signature blocks may be added to this page or as an attachment, as needed. Important: failure to include any of the above information and submit with the proper fees may cause this filling to be rejected. This form must be accompanied by appropriate fees. Navada secretary of state 92a merger page 6 revised: 1-5-15